Schwab Investments
Schwab Global Real Estate Fund

Portfolio Holdings as of November 30, 2023 (Unaudited)

The following are the portfolio holdings as of the report date. For more information, please refer to the fund’s semiannual or annual shareholder reports. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.8% OF NET ASSETS

Australia 4.8%
Goodman Group	87,185	1,309,899
HomeCo Daily Needs REIT	1,692,763	1,265,405
National Storage REIT	943,152	1,344,578
Scentre Group	2,054,605	3,592,935
Vicinity Ltd.	4,787,163	5,991,355
		13,504,172

Austria 0.3%
Immofinanz AG *	42,830	884,054

Belgium 2.2%
Montea NV	7,004	606,681
Warehouses De Pauw CVA	203,644	5,722,674
		6,329,355

Brazil 0.7%
Direcional Engenharia SA	137,054	555,506
Multiplan Empreendimentos Imobiliarios SA	247,541	1,367,446
		1,922,952

Canada 2.6%
Choice Properties Real Estate Investment Trust	118,024	1,144,623
First Capital Real Estate Investment Trust	25,177	259,572
H&R Real Estate Investment Trust	611,206	3,999,786
Primaris Real Estate Investment Trust	174,506	1,716,832
RioCan Real Estate Investment Trust	9,510	122,436
		7,243,249

China 3.8%
China Overseas Property Holdings Ltd.	3,910,000	3,186,668
China Resources Land Ltd.	896,000	3,280,426
Greentown China Holdings Ltd.	230,000	244,664
Longfor Group Holdings Ltd.	855,083	1,511,881
Yuexiu Property Co. Ltd.	2,570,599	2,341,475
		10,565,114

France 2.8%
Covivio SA	29,525	1,442,988
Gecina SA	24,373	2,698,731
ICADE	47,817	1,731,686
Unibail-Rodamco-Westfield *	33,204	2,115,665
		7,989,070

SECURITY	NUMBER OF SHARES	VALUE ($)
Germany 2.0%
Grand City Properties SA *	102,050	1,011,842
LEG Immobilien SE *	5,359	410,652
Sirius Real Estate Ltd.	2,122,538	2,361,070
TAG Immobilien AG *	133,549	1,829,783
		5,613,347

Guernsey 0.1%
Shurgard Self Storage Ltd.	5,713	247,905

Hong Kong 1.1%
Fortune Real Estate Investment Trust	707,000	429,214
K Wah International Holdings Ltd.	501,000	118,615
Sun Hung Kai Properties Ltd.	109,000	1,068,709
Swire Properties Ltd.	211,000	409,755
Wharf Real Estate Investment Co. Ltd.	376,000	1,185,070
		3,211,363

Indonesia 0.3%
Ciputra Development Tbk. PT	13,399,160	976,212

Japan 9.5%
Activia Properties, Inc.	490	1,344,683
CRE Logistics REIT, Inc.	153	169,633
Daiwa House Industry Co. Ltd.	80,200	2,278,837
Hulic Co. Ltd.	366,300	3,637,552
Hulic REIT, Inc.	1,173	1,228,321
Ichigo Office REIT Investment Corp.	3,211	1,837,008
Invincible Investment Corp.	8,738	3,538,635
Japan Excellent, Inc.	2,016	1,921,179
Mitsui Fudosan Co. Ltd.	30,500	716,973
Mori Trust Reit, Inc.	1,991	990,552
NTT UD REIT Investment Corp.	1,402	1,206,220
Sekisui House Ltd.	67,000	1,371,850
Sekisui House REIT, Inc.	1,457	833,254
Takara Leben Real Estate Investment Corp.	240	164,436
Tokyu Fudosan Holdings Corp.	414,300	2,563,668
Tokyu REIT, Inc.	2,350	2,861,403
		26,664,204

Malaysia 0.5%
Mah Sing Group Bhd.	2,400,000	412,341
Sime Darby Property Bhd.	8,257,000	1,134,837
		1,547,178

Mexico 0.6%
Fibra Uno Administracion SA de CV	993,690	1,599,081

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued

SECURITY	NUMBER OF SHARES	VALUE ($)
Philippines 0.1%
Robinsons Land Corp.	1,245,500	325,878

Singapore 2.5%
AIMS APAC REIT	1,275,800	1,210,924
CapitaLand Ascendas REIT	1,095,100	2,325,880
CapitaLand Ascott Trust	2,029,100	1,402,219
CapitaLand China Trust	527,300	319,415
CDL Hospitality Trusts	889,200	669,983
ESR-LOGOS REIT	4,733,000	1,043,758
		6,972,179

Spain 0.3%
Merlin Properties Socimi SA	73,526	742,938

Sweden 1.3%
Fastighets AB Balder, B Shares *	170,035	1,004,131
Nyfosa AB	46,927	311,669
Pandox AB	171,676	2,088,512
Sagax AB, B Shares	9,979	226,387
		3,630,699

United Arab Emirates 2.0%
Emaar Development PJSC	718,139	1,333,667
Emaar Properties PJSC	2,063,914	4,263,316
		5,596,983

United Kingdom 3.0%
British Land Co. PLC	350,120	1,559,219
Grainger PLC	588,166	1,886,026
Land Securities Group PLC	289,239	2,283,302
Safestore Holdings PLC	53,214	514,263
Target Healthcare REIT PLC	472,197	485,842
Tritax Big Box REIT PLC	593,446	1,151,187
Workspace Group PLC	105,382	703,463
		8,583,302

United States 59.3%
Alexandria Real Estate Equities, Inc.	7,700	842,380
American Assets Trust, Inc.	125,336	2,524,267
American Homes 4 Rent, Class A	23,391	848,392
Apartment Income REIT Corp.	58,468	1,819,524
Armada Hoffler Properties, Inc.	402,969	4,424,600
AvalonBay Communities, Inc.	11,459	1,981,719
Brixmor Property Group, Inc.	282,747	6,084,715
SECURITY	NUMBER OF SHARES	VALUE ($)
Broadstone Net Lease, Inc.	117,300	1,876,800
CareTrust REIT, Inc.	161,381	3,724,673
COPT Defense Properties	173,219	4,191,900
Crown Castle, Inc.	23,134	2,713,156
CubeSmart	77,136	3,066,927
Digital Realty Trust, Inc.	43,118	5,983,916
EastGroup Properties, Inc.	23,479	4,079,476
Empire State Realty Trust, Inc., Class A	333,968	2,992,353
EPR Properties	131,617	5,872,751
Equinix, Inc.	18,773	15,300,183
Equity Residential	147,478	8,382,650
Essential Properties Realty Trust, Inc.	21,999	522,476
Essex Property Trust, Inc.	8,924	1,904,917
Gaming & Leisure Properties, Inc.	147,307	6,883,656
Healthpeak Properties, Inc.	132,689	2,298,173
Host Hotels & Resorts, Inc.	121,053	2,114,796
Invitation Homes, Inc.	50,226	1,675,539
Kilroy Realty Corp.	48,556	1,601,377
Kimco Realty Corp.	29,800	575,736
Kite Realty Group Trust	50,976	1,076,613
LXP Industrial Trust	96,651	848,596
Mid-America Apartment Communities, Inc.	56,027	6,974,241
National Health Investors, Inc.	15,987	867,455
NNN REIT, Inc.	106,841	4,339,881
Omega Healthcare Investors, Inc.	165,551	5,256,244
Physicians Realty Trust	24,035	280,729
Plymouth Industrial REIT, Inc.	22,800	495,900
Prologis, Inc.	176,921	20,333,531
Public Storage	28,099	7,270,897
Realty Income Corp.	24,979	1,347,867
Ryman Hospitality Properties, Inc.	61,507	6,172,227
Simon Property Group, Inc.	32,834	4,100,638
Sun Communities, Inc.	5,100	659,634
Tanger, Inc.	112,784	2,815,089
UDR, Inc.	118,150	3,946,210
Urban Edge Properties	45,830	767,653
Ventas, Inc.	65,128	2,985,468
VICI Properties, Inc.	12,110	361,968
Welltower, Inc.	19,984	1,780,574
		166,968,467
Total Common Stocks (Cost $271,320,485)		281,117,702
Total Investments in Securities (Cost $271,320,485)		281,117,702

*	Non-income producing security.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued

The following is a summary of the inputs used to value the fund’s investments as of November 30, 2023 (see notes to portfolio holdings for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$178,957,866	$—	$—	$178,957,866
Australia	—	13,504,172	—	13,504,172
Austria	—	884,054	—	884,054
Belgium	—	6,329,355	—	6,329,355
China	—	10,565,114	—	10,565,114
France	—	7,989,070	—	7,989,070
Germany	—	5,613,347	—	5,613,347
Hong Kong	—	3,211,363	—	3,211,363
Japan	—	26,664,204	—	26,664,204
Malaysia	—	1,547,178	—	1,547,178
Philippines	—	325,878	—	325,878
Singapore	1,043,758	5,928,421	—	6,972,179
Spain	—	742,938	—	742,938
Sweden	—	3,630,699	—	3,630,699
United Arab Emirates	—	5,596,983	—	5,596,983
United Kingdom	2,886,131	5,697,171	—	8,583,302
Total	$182,887,755	$98,229,947	$—	$281,117,702

[1]	As categorized in the Portfolio Holdings.

Schwab Global Real Estate Fund
Notes to Portfolio Holdings (Unaudited)

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the 1940 Act), the Board of Trustees (the Board) has designated authority to a Valuation Designee, the fund’s investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities as well as to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the fund’s portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
• Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
• Foreign equity security fair valuation: The Valuation Designee has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the valuation of the fund’s holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the Valuation Designee seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the net asset value (NAV) of the fund’s shares and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark.
• Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it’s de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
• Level 1 — quoted prices in active markets for identical investments— Investments whose values are based on quoted market prices in active markets. These generally include active listed equities, mutual funds, exchange-traded funds (ETFs) and futures contracts. Mutual funds and ETFs are classified as Level 1 prices, without consideration to the classification level of the underlying securities held which could be Level 1, Level 2 or Level 3 in the fair value hierarchy.
• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the valuation of the fund’s holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Valuation Designee has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Schwab Global Real Estate Fund
Notes to Portfolio Holdings (Unaudited) (continued)

• Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore a fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of November 30, 2023, are disclosed in the fund’s Portfolio Holdings.
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